UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2015

ARCTIC CAT INC.

(Exact name of Registrant as Specified in its Charter)

Minnesota	0-18607	41-1443470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Hwy 169 North, Suite 1000 Plymouth, Minnesota	55441
(Address of Principal Executive Offices)	(Zip Code)

(763) 354-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 22, 2015, Arctic Cat Inc. (the “Registrant”) issued a press release regarding the Registrant’s results of operations for the second quarter ended September 30, 2015.

The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

On October 22, 2015, the Registrant announced that its Board of Directors has declared a quarterly cash dividend of $0.125 per share, payable on or about December 11, 2015 to all shareholders of record as of the close of business on November 27, 2015. The press release announcing the dividend is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None.

(b)	Pro Forma Financial Information: None.

(c)	Shell Company Transactions: None.

(d)	Exhibits:

99.1	Press release issued on October 22, 2015 regarding the Registrant’s results of operations for the second quarter ended September 30, 2015.

99.2	Press release issued on October 22, 2015 regarding the Registrant’s declaration of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARCTIC CAT INC.

By	/s/ CHRISTOPHER J. EPERJESY
Christopher J. Eperjesy
Chief Financial Officer

Dated: October 22, 2015

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued on October 22, 2015 regarding the Registrant’s results of operations for the second quarter ended September 30, 2015.

99.2	Press release issued on October 22, 2015 regarding the Registrant’s declaration of a cash dividend.